Exhibit 10.2.3

WAIVER dated as of February 16, 2006 (this “Waiver”) to the Amended and Restated Credit Agreement dated as of March 21, 2005 (the “Credit Agreement”), among HEALTHSOUTH CORPORATION (the “Borrower”), the Lenders party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent.

WHEREAS, the Borrower has informed the Administrative Agent that it desires to issue Capital Stock of the Borrower generating Net Proceeds of up to $400,000,000, with such issuance to be completed no later than March 31, 2006 (such issuance, the “Equity Issuance”);

WHEREAS, Section 2.10(c) of the Credit Agreement requires that the Borrower apply 50% of the Net Proceeds from the issuance of any Capital Stock of the Borrower (other than any such issuance to any Subsidiary) to prepay Borrowings and/or cash collateralize Letters of Credit under the Credit Agreement in accordance with the terms of the Credit Agreement;

WHEREAS, the Borrower is contemplating a series of transactions pursuant to which, among other things, the Borrower will (a) offer to repurchase and, to the extent tendered, repurchase substantially all of its outstanding senior notes and senior subordinated notes, (b) repay all outstanding Loans and pay all other amounts due under, and terminate, the Credit Agreement and (c) repay certain other outstanding indebtedness (the transactions referred to in clauses (a) through (c) above being called the “Debt Refinancing”);

WHEREAS, Section 2.10(g) of the Credit Agreement requires that the Borrower notify the Administrative Agent of any prepayment of Loans under the Credit Agreement (in the case of a prepayment of Eurodollar Borrowings, three Business Days before the date of such prepayment);

WHEREAS, the Borrower has requested that compliance with (i) Section 2.10(c) of the Credit Agreement be waived to the extent necessary to permit the Borrower to use 100% of the Net Proceeds from the Equity Issuance to repay certain Existing Indebtedness of the Borrower and (ii) Section 2.10(g) of the Credit Agreement be waived to the extent such Section requires irrevocable notice three Business Days prior to a prepayment of Loans under the Credit Agreement in connection with the Debt Refinancing, and the undersigned Lenders, constituting the Required Lenders, are willing, on the terms and subject to the conditions set forth herein, to grant such a waiver;

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have meanings given to them in the Credit Agreement.

SECTION 2. Waiver. Effective as of the Effective Date (as defined in Section 5), the Lenders hereby waive compliance by the Borrower with the provisions of (i) Section

2.10(c) of the Credit Agreement to the extent, and only to the extent, necessary to permit the Borrower to apply 100% of Net Proceeds in an aggregate amount of up to $400,000,000 from the Equity Issuance to repay Existing Indebtedness of the Borrower and (ii) Section 2.10(g) of the Credit Agreement to the extent such Section requires irrevocable notice three Business Days prior to a prepayment of Loans under the Credit Agreement in connection with the Debt Refinancing.

SECTION 3. No Amendments or Other Waivers; Confirmation. Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Waiver shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to in Section 2 herein, and only to the extent specified in Section 2 herein.

SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof:

(a) no Default or Event of Default has occurred and is continuing; and

(b) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof (and after giving effect to this Waiver) with the same effect as though made on and as of the date hereof (except to the extent such representations and warranties by their terms relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

SECTION 5. Effectiveness. This Waiver shall become effective on the date (the “Effective Date”) on which the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Borrower and the Required Lenders.

SECTION 6. Waiver Fee. In consideration of the agreements of the Lenders contained herein, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Waiver by 5:00 p.m., New York City time, on February 22, 2006, a waiver fee (the “Waiver Fee”) in an amount equal to .05% of the aggregate amount of such Lender’s Commitments and Term Loans on such date, provided that such Waiver Fee shall not be payable unless and until this Waiver becomes effective as provided in Section 5 above, in which case such Waiver Fee shall become immediately payable by the Borrower.

SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Waiver, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 8. Governing Law; Counterparts. (a) This Waiver and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b) This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Waiver may be delivered by facsimile transmission electronic pdf of the relevant signature pages hereof.

SECTION 9. Headings. The headings of this Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

HEALTHSOUTH CORPORATION,

by	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief
Financial Officer

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent,

by	/s/ DAWN LEE LUM
	Name:	Dawn Lee Lum
	Title:	Vice President

SIGNATURE PAGE FOR

WAIVER DATED FEBRUARY 16, 2006

TO THE HEALTHSOUTH CORPORATION

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF MARCH 21, 2005

Institution:	First Commercial Bank

by	/s/ FRED R. ELLIOT
	Name:	Fred R. Elliot
	Title:	Sr. Vice President

Institution:	Merrill Lynch Capital Corp.

by	/s/ MICHAEL E. O’BRIEN
	Name:	Michael E. O’Brien
	Title:	Vice President

Institution:	Credit Suisse, Cayman Islands
Branch

by	/s/ BARRY ZAMORE
	Name:	Barry Zamore
	Title:	Managing Director

by	/s/ MICHAEL T. WOTANOWSKI
	Name:	Michael T. Wotanowski
	Title:	Vice President

Institution:	Regiment Capital, LTD

by	Regiment Capital Management
LLC as its Investment Advisor

by	Regiment Capital Advisors, LP
its Manager and pursuant to
delegated authority

by	/s/ TIMOTHY S. PETERSON
	Name:	Timothy S. Peterson
	Title:	President

Institution:	The Foothill Group, Inc.

by	/s/ MICHAEL R. BOHANNON
	Name:	Michael R. Bohannon
	Title:	SVP

Institution:	Grand Central Asset Trust,
BDC Series

by	/s/ MIKUS N. KINS
	Name:	Mikus N. Kins
	Title:	Attorney-in-fact

Institution:	The Hartford Mutual Funds,
Inc., on behalf of the Hartford
Floating Rate Fund by Hartford
Investment Management
Company, its sub-advisor

by	/s/ ADRAYLL ASKEW
	Name:	Adrayll Askew
	Title:	AVP

Institution:	WB Loan Funding 1, LLC

by	/s/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Associate

Institution:	WB Loan Funding 2, LLC

by	/s/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Associate

Institution:	WB Loan Funding 3, LLC

by	/s/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Associate

Institution:	Spiret IV Loan Trust 2003-B

by	Wilmington Trust Company
not in its individual capacity
but solely as trustee

by	/s/ RACHEL L. SIMPSON
	Name:	Rachel L. Simpson
	Title:	Financial Services Officer

by	/s/ DORRI E. WOLHAR
	Name:	Dorri E. Wolhar
	Title:	Financial Services Officer

Institution:	Deutsche Bank Trust Company
Americas

by	/s/ DIANE F. ROLFE
	Name:	Diane F. Rolfe
	Title:	Vice President

by	/s/ SCOTTYE LINDSEY
	Name:	Scottye Lindsey
	Title:	Director

Institution:	SunAmerica Life Insurance
Company

by	AIG Global Investment Corp.,
Its Investment Advisor

by	/s/ W. JEFFREY BAXTER
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

Institution:	SunAmerica Senior Floating
Rate Fund

by	AIG Global Investment Corp.,
Its Investment Sub-Advisor

by	/s/ W. JEFFREY BAXTER
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

Institution:	Galaxy CLO 1999-1, Ltd.

by	AIG Global Investment Corp.,
Its Collateral Manager

by	/s/ W. JEFFREY BAXTER
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

Institution:	Oppenheimer Senior Floating Rate Fund

by	/s/ LISA CHAFFEE
	Name:	Lisa Chaffee
	Title:	AVP

Institution:	Wells Fargo Bank

by	/s/ PETA SWIDLER
	Name:	Peta Swidler
	Title:	Senior Vice President

Institution:	TRS Quogue LLC

by	/s/ ALICE L. WAGNER
	Name:	Alice L. Wagner
	Title:	Vice President

Institution:	Citibank, N.A.

by	/s/ DAVID E. GRABER
	Name:	David E. Graber
	Title:	Attorney-In-Fact

Institution:	Citicorp North America, Inc.

by	/s/ HECTOR GUENTHER
	Name:	Hector Guenther
	Title:	Vice President

Institution:	NYLIM Institutional Floating Rate Fund, L.P.

by	New York Life Investment Management LLC, its Investment Manager

by	/s/ F. BERTHELOT
	Name:	F. Berthelot
	Title:	Director

Institution:	MainStay Floating Rate Fund, a series of Eclipse Funds, Inc.

by	New York Life Investment Management LLC

by	/s/ F. BERTHELOT
	Name:	F. Berthelot
	Title:	Director

Institution:	TRS Callisto LLC

by	/s/ ALICE L. WAGNER
	Name:	Alice L. Wagner
	Title:	Vice President

Institution:	AG Alpha Credit Master, Ltd.

by	Angelo Gordon & Co., L.P. As Investment Manager

by	/s/ MICHAEL L. GORDON
	Name:	Michael L. Gordon
	Title:	Authorized Signatory

Institution:	Riviera Funding LLC

by	/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

Institution:	Western Asset Floating Rate High Income Fund LLC

by	/s/ TIMOTHY J. SETTEL
	Name:	Timothy J. Settel
	Title:	Portfolio Manager

Institution:	First Trust/Highland Capital Floating Rate Income Fund

by	/s/ JOE DOUGHERTY
	Name:	Joe Dougherty
	Title:	Portfolio Manager

Institution:	Citadel Hill 2000 Ltd.

by	/s/ BRIAN CERRETA
	Name:	Brian Cerreta
	Title:	Authorized Signatory

Institution:	Sankaty Advisors, LLC as Collateral Manager for Prospect Funding I, LLC as Term Lender

by	/s/ JAMES F. KELLOGG III
	Name:	James F. Kellogg III
	Title:	Managing Director

Institution:	Sankaty High Yield Partners, III, L.P.

by	/s/ JAMES F. KELLOGG III
	Name:	James F. Kellogg III
	Title:	Managing Director

Institution:	Sankaty High Yield Partners, II, L.P.

by	/s/ JAMES F. KELLOGG III
	Name:	James F. Kellogg III
	Title:	Managing Director

Institution:	Goldman Sachs Credit Partners

by	/s/ PEDRO RAMIREZ
	Name:	Pedro Ramirez
	Title:	Authorized Signatory

Institution:	TRSL LLC

by	/s/ DEIRDRE WHORTON
	Name:	Deirdre Whorton
	Title:	Assistant Vice President

Institution:	Waterville Funding LLC

by	/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

Institution:	Blackrock Global Floating Rate Income Trust

by	/s/ TOM COLWELL
	Name:	Tom Colwell
	Title:	Authorized Signatory

Institution:	Blackrock Limited Duration Income Trust

by	/s/ TOM COLWELL
	Name:	Tom Colwell
	Title:	Authorized Signatory

Institution:	Magnetite Asset Investors LLC

by	/s/ TOM COLWELL
	Name:	Tom Colwell
	Title:	Authorized Signatory

Institution:	Magnetite Asset Investors III LLC

by	/s/ TOM COLWELL
	Name:	Tom Colwell
	Title:	Authorized Signatory

Institution:	Colonial Funding LLC

by	/s/ M. CRISTINA HIGGINS
Name: M. Cristina Higgins Title: Assistant Vice President

Institution:	PPM Spyglass Funding Trust

by	/s/ M. CRISTINA HIGGINS
Name: M. Cristina Higgins Title: Authorized Agent

Institution:	PPM Monarch Bay Funding LLC

by	/s/ M. CRISTINA HIGGINS
Name: M. Cristina Higgins Title: Assistant Vice President

Institution:	Fidelity Puritan Trust: Fidelity Puritan Fund

by	/s/ JOHN H. COSTELLO
Name: John H. Costello Title: Assistant Treasurer

Institution:	PPM Shadow Creek Funding LLC

by	/s/ M. CRISTINA HIGGINS
Name: M. Cristina Higgins Title: Assistant Vice President

Institution:	Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

by	/s/ JOHN H. COSTELLO
Name: John H. Costello Title: Assistant Treasurer

Institution:	Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio

by	/s/ JOHN H. COSTELLO
Name: John H. Costello Title: Assistant Treasurer

Institution:	Birchwood Funding LLC

by	/s/ M. CRISTINA HIGGINS
Name: M. Cristina Higgins Title: Assistant Vice President

Institution:	Raintree Trading LLC

by	/s/ M. CRISTINA HIGGINS
Name: M. Cristina Higgins Title: Assistant Vice President

Institution:	Classic Cayman B.D. Limited

by	/s/ JANET WOLFF
Name: Janet Wolff Title: Authorized Signatory

by	/s/ DANIEL CONLON
Name: Daniel Conlon Title: Authorized Signatory

Institution:	Pioneer Floating Rate Trust

by	/s/ JOE DOUGHERTY
Name: Joe Dougherty Title: Portfolio Manager

Institution:	Highland Floating Rate Advantage Fund

by	/s/ JOE DOUGHERTY
Name: Joe Dougherty Title: Senior Vice President

Institution:	Highland Floating Rate LLC

by	/s/ JOE DOUGHERTY
Name: Joe Dougherty Title: Senior Vice President

Institution:	Senior Debt Portfolio

by	Boston Management and Research as Investment Advisor

by	/s/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof Title: Vice President

Institution:	Eaton Vance Senior Income Trust

by	Eaton Vance Management as Investment Advisor

by	/s/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof Title: Vice President

Institution:	Eaton Vance Institutional Senior Loan Fund

by	Eaton Vance Management as Investment Advisor

by	/s/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof Title: Vice President

Institution:	Eaton Vance CDO III, Ltd.

by	Eaton Vance Management as Investment Advisor

by	/s/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof Title: Vice President

Institution:	Eaton Vance CDO VI, Ltd.

by	Eaton Vance Management as Investment Advisor

by	/s/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof Title: Vice President

Institution:	Grayson & Co.

by	Boston Management and Research as Investment Advisor

by	/s/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof Title: Vice President

Institution:	Eaton Vance VT Floating Rate Income Fund

by	Eaton Vance Management as Investment Advisor

by	/s/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof Title: Vice President

Institution:	Eaton Vance Limited Duration Income Fund

by	Eaton Vance Management as Investment Advisor

by	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

Institution:	Tolli & Co.

by	Eaton Vance Management as Investment Advisor

by	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

Institution:	Eaton Vance Senior Floating Rate Trust

by	Eaton Vance Management as Investment Advisor

by	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

Institution:	Eaton Vance Floating Rate Income Trust

by	Eaton Vance Management as Investment Advisor

by	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

Institution:	Eaton Vance Short Duration Diversified Income Fund

by	Eaton Vance Management as Investment Advisor

by	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

Institution:	Chatham Asset High Yield Master Fund, Ltd.

by	Chatham Asset Management, LLC, as Investment Advisor

by	/s/ ANTHONY MELCHIORRE
	Name:	Anthony Melchiorre
	Title:	Managing Member

Institution:	Wachovia Bank, National Association

by	/s/ CHRIS McCOY
	Name:	Chris McCoy
	Title:	Vice President

Institution:	Goldman Sachs Credit Partners

by	/s/ COURTNEY MATHER
	Name:	Courtney Mather
	Title:	Vice President

Institution:	Putnam Floating Rate Income Fund

by	/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	V.P.

Institution:	Putnam Diversified Income Trust

by	/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	V.P.

Institution:	Putnam Premier Income Trust

by	/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	V.P.

Institution:	Special Situations Investing Group

by	/s/ ALBERT DOMBROWSKI
	Name:	Albert Dombrowski
	Title:	Authorized Signatory

Institution:	Eaton Vance CDO VIII, Ltd.

by	Eaton Vance Management as Investment Advisor

by	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President